Exhibit 10.4

AMENDMENT TO MANAGEMENT AGREEMENT

THIS AMENDMENT TO MANAGEMENT AGREEMENT, made this 15th day of July, 2008, between TRS LEASING, INC., a Virginia corporation (hereinafter referred to as “OWNER”), and HLC Hotels, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as “AGENT”), amends that certain Management Agreement dated the 16th of May, 2007, between Owner and Agent (herein the “Agreement”) that provides for the management and operation of 15 hotels.

WITNESSETH THAT:

Whereas, Owner and Agent desire to enter into an amendment of the Agreement upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained, Owner and Agent agree as follows:

1. Term. Article II, Term of the Agreement is amended in its entirety as follows:

“The term of the agreement (“Term of Contract”) shall be for a period commencing on May 16, 2007 and continuing through December 31, 2011, together with any renewal terms as herein provided. This agreement may be renewed for additional terms upon the mutual agreement of both the Owner and the Agent provided this agreement is not otherwise terminated as herein provided.”

2. Travel Expenses. The reasonable travel expenses of the Principals incurred in their capacity as management of the hotels will be reimbursed to Agent and the words “except in their capacity in managing the Hotels” are hereby added to the end of the second sentence of the second paragraph of Article V.

3. Principals. Charles Robert is hereby designated as one of the Principals, in substitution and replacement of Roger Hammond. Notices to HLC Hotels pursuant to Article XV shall be delivered to the attention of Charles Aimone.

4. Incentive Fee. Schedule B attached to and incorporated into the Agreement is hereby amended to add the following sentence at the end thereof:

“Commencing with the fiscal 2008 as compensation for services, Owner shall pay Agent an incentive fee equal to 10% of the annual property operating income of the Hotels ( as customarily computed by Owner ) in excess of 10.5 % of Total Investment in the Hotels. Appropriate prorated adjustments shall be made to Total Investment of the Hotels as Hotels are added or subtracted or as capitalized improvements are made during the year. The Total Investment for the Hotels, as shown on Schedule III of the December 31, 2007 audited financial statements of Supertel Hospitality, Inc. was $43,828,996 ( see Schedule C attached hereto ). Such incentive fee, if any, will be paid by Owner to the Agent by March 31 following the end of the year in which it was earned.”

5. The agreement is amended only as set forth herein. This amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, the parties hereto have executed this agreement as of the day and year first above written.

AS OWNER:		AS AGENT:

TRS LEASING, INC.		HLC HOTELS, INC.

By:	/s/ Donavon A. Heimes	By:	/s/ Charles Aimone
Title:	Vice President / Treasurer	Title:	President

Schedule C

SUPERTEL HOSPITALITY, INC

SCHEDULE III – REAL ESTATE AND ACCUMULATED DEPRECIATION

AS OF DECEMBER 31, 2007

			Gross Amount at December 31, 2007
	Hotel and Location	Encumbrance	Land	Buildings Improvements	Total
Masters
	Augusta, Georgia	GE Masters	$350,000	$1,093,401	$1,443,401
	Columbia-I26, South Carolina	GE Masters	450,000	1,427,433	1,877,433
	Columbia-Knox Abbot Dr, South Carolina	GE Masters	—	1,511,901	1,511,901
	Charleston North, South Carolina	GE Masters	700,000	2,922,448	3,622,448
	Doraville, Georgia	GE Masters	420,000	1,554,572	1,974,572
	Garden City, Georgia	GE Masters	570,000	2,481,680	3,051,680
	Kissimmee-East, Florida	GE Masters	590,000	1,178,824	1,768,824
	Kissimmee-Main Gate, Florida	GE Masters	410,000	1,073,466	1,483,466
	Marietta, Georgia	GE Masters	400,000	1,888,206	2,288,206
	Mt Pleasant, South Carolina	GE Masters	725,000	5,138,133	5,863,133
	Orlando Int’l Drive, Florida	GE Masters	610,000	3,022,601	3,632,601
	Tampa East, Florida	GE Masters	192,416	3,435,363	3,627,779
	Tampa Fairgrounds, Florida	GE Masters	580,000	3,045,070	3,625,070
	Tucker, Georgia	GE Masters	510,000	2,738,746	3,248,746
	Tuscaloosa, Alabama	GE Masters	740,000	4,069,736	4,809,736

			$7,247,416	$36,581,580	$43,828,996

	Extract from Supertel Hospitality, Inc.
	December 31, 2007 10K
	Schedule III